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                           TRADEMARK LICENSE AGREEMENT

     THIS AGREEMENT, made this 1st day of October, 1996, by and between Fila Sport S.p.A., an Italian corporation having its place of business at Via Cesare Battisti, 26, Biella, Italy ("Licensor") and Renaissance Golf Products, Inc., a U.S. corporation, having its place of business at 5812 Machine Drive, Huntington Beach, California 92649 (the "Licensee").

                                   WITNESSETH
     WHEREAS, Licensor and Licensee entered into a certain license agreement dated as of October 18th, 1990, for the use of the "F" and "FILA" trademarks in connection with production, advertising and sale of certain golf products (which agreement, together with any amendments thereof, is hereinafter referred to as the "Original Agreement");

     WHEREAS, Licensee was in default under certain of the terms of the Original Agreement;

     WHEREAS, Licensee desires to obtain, subject to the terms and conditions below, a license to use the Trademarks (as indicated in Schedule A) on and in connection with certain Products (as set forth in Section 1.1 below and in Schedule C).

     NOW, THEREFORE, upon the premises above and in consideration of the promises below, the parties agree as follows:

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1.   GRANT OF LICENSE

     1.1. GRANT OF LICENSE. Subject to the terms and conditions hereof, Licensor grants to Licensee, for the Term (as defined in section 2.1 below):

            (i) a limited and EXCLUSIVE license to use the Trademarks only in the Territory (as set forth in Schedule B) in connection with the advertising, marketing, promotion, distribution and sale of Hard Products (as defined in Schedule C);

            (ii) a limited and NON EXCLUSIVE license to use the Trademarks only in the United States in connection with the advertising, marketing, promotion, distribution and sale of Soft Products (as defined in Schedule C);

            (iii) a limited and NON EXCLUSIVE license to use the Trademarks only in the United States, Italy, Taiwan, Korea, Indonesia, Japan, China, Thailand, Singapore, Malaysia, United Kingdom and Mexico in connection with the manufacture of Soft and/or Hard Products. Licensee shall not manufacture Products in any other country without the express written authorization of Licensor who will not unreasonably withhold consent.

            Licensee shall use the Trademarks only as granted herein and for no other use or purpose unless expressly agreed in writing between Licensor and Licensee. All rights in and to the Trademarks not specifically granted to Licensee by this Agreement are reserved to Licensor for Licensor's own use and benefit.

     1.2. NO SUBLICENSES. Licensee shall have no right to license or sublicense any use of the Trademarks or assign or transfer all or any part of this Agreement or all or any


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            of its rights or obligations hereunder, unless expressly approved by
            Licensor in writing.

     1.3. TERRITORY. Licensee understands and acknowledges that the License granted in this Agreement is limited to the specific territories as set forth in Section 1.1 above and schedule B. Licensee's use of the Trademarks outside the Territories shall be deemed a material breach of this Agreement.

     1.4. NO LIMITATIONS ON LICENSOR. Except as expressly set forth herein, nothing contained in this Agreement shall in any way restrict, impair, limit, or affect Licensor's ownership of or rights in the Trademarks, including licensing third parties to use the Trademarks, whether on or in connection with the Hard Products outside the Territory, with the Soft Products in or outside the Territory or otherwise.

2.   TERM AND OPTION TO EXTEND

     2.1. TERM. Unless sooner terminated by any party in accordance with the provisions of this Agreement, the term of this Agreement (the "Term") and the License granted thereby shall commence upon Licensor's receipt of the consideration as set forth in Section 6.2 (the "Effective Date") and shall expire on December 31, 2000. For purposes hereof, a Contract Year shall mean each twelve month period commencing January 1 and terminating December 31 of the same calendar year,


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            except that the first Contract Year shall run from September 1, 1996 and shall expire on December 31, 1996.

     2.2. OPTION TO EXTEND. Licensee shall have the right to extend this Agreement on the same terms and conditions contained hereinbelow from January 1, 2001 to December 31, 2005, only if:

            (i) Licensee is not in default of any obligation under this Agreement; and

            (ii) the aggregate Royalties (as defined hereinafter) paid or payable (so long as Licensee is not in default of any payment obligations) for the Term equal or exceed the amount of US$2,400,000; and

            (iii) the aggregate Royalties paid or payable (so long as Licensee is not in default of any payment obligations) for the period January 1, 2000 - December 31, 2000 equal or exceed the amount of $700,000; and

            (iv) Licensor exercises such renewal option in writing, if it is entitled to do so, on or before September 30, 2000.

3    LICENSED PRODUCTS

     3.1. AGGRESSIVE EFFORTS. Licensee shall continuously throughout the Term aggressively develop, promote, advertise, market, and sell the Products in the Territory during the Term subject to the Quality Control provisions in Section 4 hereof.

     3.2.   PRODUCTS INTRODUCTION.  Licensee shall:



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            (i)     use its best efforts to commence sale and distribution of
                    Hard Products in commercial quantities, in each Country as set forth in Schedule D;

            (ii) use its best efforts to attain Net Sales for Hard Products in each Country as indicated in Schedule D opposite the name of each Country (the "Sales Targets").


4.   QUALITY CONTROL

     4.1. PRODUCTS. Licensee acknowledges that the Trademarks enjoy substantial good will, reputation, fame, prestige and distinctiveness throughout the world (the "Trademark Image"). The quality of the Products under this Agreement shall be of a high standard consistent with the Trademark Image and shall otherwise and at all times conform to the specifications and quality standards of Licensor. All of the Products shall be sourced, manufactured, labeled, distributed, marketed, advertised, promoted, and sold in accordance with all applicable national, state, provincial and local laws and regulations, and shall not infringe trademarks, patents, industrial design rights, copyrights, or other intellectual property rights of others. Before engaging in any sourcing or manufacture of the Products, Licensee shall submit to Licensor, for Licensor's prior written approval, all designs and specifications for such Products and the final prototype of each of the Products to be manufactured, marketed and sold by Licensee. Licensor agrees to approve or disapprove, in writing within twenty (20) working days of receipt by Licensor, the designs and the prototypes or samples of the Products. Such approval shall not be


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            unreasonably withheld as far as the Hard Products are concerned;
            approvals relating to the Soft Products rest in Licensor's sole discretion. Failure to disapprove designs, prototypes or samples of the Products submitted by Licensee, within twenty (20) working days of receipt of same, shall constitute approval. Licensor shall be entitled to inspect, or cause to be inspected, during regular business hours, Licensee's facilities, or the facilities of Licensee's manufacturers, in order to ascertain that the current production samples of each model or style of the Products marketed under this Agreement are manufactured in accordance with Licensor's quality standards. Samples submitted by Licensee for this purpose may be retained by Licensor.

     4.2. SIMILAR PRODUCTS. The parties agree that the quality of the Products, the Trademark Image, and the reputation of Licensor shall be best maintained if Licensee does not sell goods identical or substantially similar in design to the Products for any other party. Licensee shall not, therefore, source, manufacture, distribute, market, advertise, promote, or sell any goods identical or substantially similar in design to the Products for itself (except for the purposes of this Agreement) or for any other party. This obligation shall not, however, be construed to prevent Licensee from selling goods which are not substantially similar in design to the Products.

     4.3. PROMOTIONAL ITEMS. Licensee shall not give away any promotional items to promote the sales of the Products except as otherwise provided in Section 4.7.3.


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     4.4    MARKETING AND DISTRIBUTION.
            4.4.1. Licensee shall submit to Licensor for Licensor's prior approval all containers, packaging, labels, tags, brochures, catalogs, and the like; all advertising, promotional, and other marketing materials; and all other transactional documents and business materials (collectively the "Materials") using the Trademarks or to be used on or in connection with the Products. Licensee shall submit all Materials in their proposed final form to Licensor at least forty (40) working days before the proposed publication or release of the Materials. Licensor shall have twenty (20) working days after receipt to approve or disapprove such materials. Licensor's failure to respond within the said twenty (20) working days shall be deemed approval.

            4.4.2. Licensee shall submit to Licensor, for Licensor's prior written approval and no later than the September 30th preceding the beginning of each Contract Year (commencing with September 30, 1997 for the 1998 Contract Year), a written marketing plan (the "Marketing Plan"), except Licensee shall submit a Marketing Plan by November 30, 1996 for the 1997 Contract Year. Each Marketing Plan submitted by Licensee shall state, at a minimum: (i) Licensee's proposed advertising, promotional, marketing, distribution and sales strategies and targets for the Products for each Contract Year; (ii) the proposed and actual distribution channels, and wholesale and retail accounts for the Products; (iii) any proposed give-


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                    aways of the Products; (iv) the pricing structure and price points for the Products; (v) the anticipated advertising and promotional expenses; (vi) the proposed media placement for the Products and frequency thereof; and (vii) any and all other proposals. Licensor shall have the specific and irrevocable right to approve or disapprove in its reasonable discretion, taking into consideration solely the interest to maintain the Trademark Image, of any or all such elements of the Marketing Plan, provided such approval or disapproval is made within twenty (20) working days after Licensor's receipt of the Marketing Plan. Failure to disapprove said Marketing Plan, or any part thereof, in writing, within such twenty (20) working days, shall be deemed approval.

            4.4.3.  Licensee shall not sell the Products to anyone other than
                    (1) pro shops at public and private golf courses, driving ranges and golf speciality shops, which right Licensor may cancel as to any customer upon reasonable grounds; and (2) as for Hard Products only, sporting goods retailers in the Territory provided that such sporting goods retailer (i) sells golf products, (ii) is authorized by Licensor or Fila U.S.A. to sell other FILA brand sportswear or footwear and
                    (iii) Licensee provides Licensor with a current list of all customers with the accounting and royalty payment due under Sections 6.4 and 6.5. Licensor has the right to cancel or terminate sales to any customer upon reasonable grounds, including if Licensor or Fila U.S.A. terminates the customer as an authorized FILA account.


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                    Licensee shall not knowingly sell Products destined for
                    resale to or in any countries outside the Territory. Licensee shall not knowingly sell Products at a discount of greater than 25% unless specifically approved in writing by Licensor. The parties acknowledge and agree that it is essential for Licensor to have these approval rights to maintain the high quality of the Products, the Trademark Image, and the reputation of Licensor and any breach thereof by Licensee shall be deemed a material breach of this
                    Agreement.   Licensor in its discretion may terminate this
                    Agreement for material breach as defined herein and require payment by Licensee to Licensor of all gross sales received by Licensee as a result of said breach.

     4.5.   REQUIRED MARKINGS.

            4.5.1. Licensee shall cause the Trademarks to appear on and in connection with all Products, and Licensee shall place and display the Trademarks on and in connection with the Products only in such form and manner as are specifically approved in advance by Licensor as provided in this Agreement.

            4.5.2. Licensee shall place or affix on the Products, the packaging for the Products and all other materials which display any of the Trademarks: (a) Licensee's trade name or trademark in a manner sufficient to inform consumers that the Products are manufactured, distributed, and/or sold by Licensee, under license from Licensor, and that the Trademarks are owned



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                    by Licensor; and (b) such other legends, markings, and
                    notices as may be required by any law or regulation in the Territory and as Licensor may reasonably request. Language for such markings already approved by Licensor is "The F and FILA Trademarks are used under license from Fila Sport S.p.A.." With respect only to golf clubs, Licensee may affix its tradename, trademarks, and other language required under this subsection, on a clear plastic sticker on the Product, the style and language of which shall be approved in advance in writing by Licensor. With respect only to golf balls, golf ball markers and golf tees, Licensee shall affix its tradename, trademarks, and other language required under this subsection, on the packaging and other materials used for the Products, but is not obligated to do so on the actual Product due to the size of such Product.

     4.6. APPROVALS. Unless and until an approval has been made by Licensor as provided in this Agreement, Licensee shall not release, publish, market, advertise, promote, distribute, or sell any item bearing the Trademarks. Licensor's approval of any item submitted for approval to Licensor shall not be construed to mean that Licensor has determined that such items conform to the laws or regulations of any jurisdiction or that the Product samples and/or the Products or other materials are safe or fit for their intended purpose.
            Licensor may revoke, in its sole and reasonable discretion, its approval of a Product or other material or item at any time if the Product, material or item subsequently proves to be ineffective for its


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            intended purpose, or is unsafe, or is of poor or sub-standard quality (items which Licensor determines in its sole discretion fall below the quality standards and specifications established by Licensor) or is disparaging the Trademark Image. If any Product or other item approval is so revoked, Licensee shall immediately cease and desist from all manufacturing, sale or distribution thereof, and shall provide Licensor with an audit of orders out, inventory, orders in manufacture and orders in transit of the revoked Products. Licensee shall indemnify Licensor and hold Licensor harmless from any and all claims resulting from defects, quality control problems or other consumer complaints. After Licensor has approved any Product or other item for use for which approval is required under this Agreement, Licensee shall not make any change in the approved Product or other item without again obtaining Licensor's prior written approval. All Products or other items subject to Licensor's prior written approval shall be sent, by courier or commercial express delivery company, return receipt requested, to the attention of: License Dept., Fila Sport S.p.A., with a copy to: Legal Dept., Fila Sport S.p.A. Receipt of such items shall not be construed against Licensor unless such provisions are complied with respect to method of delivery and return receipt notification.

     4.7    PROHIBITED USE OF THE TRADEMARKS.

            4.7.1. In addition to all other restrictions imposed on Licensee pursuant to this Agreement, Licensee shall not use the Trademarks (a) as a portion of or in connection with any other trademarks, except as provided under Section 4.5.2;
                    (b) as all or part of a corporate name, trade name or any other


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                    designation used by Licensee to identify its products,
                    services, or business; or (c) for any other purpose other than as trademarks for the Products. Licensee, or any parent, subsidiary, affiliated, or related company, or any person or entity owned or controlled by Licensee or under common ownership or control as Licensee, shall not use any name, trademark, service mark, trade name, trade dress, or logo, which incorporates or is similar or identical to any of the Trademarks. In particular, Licensee shall, effective October 1, 1996, sooner upon execution of Agreement forever terminate "FILAGOLF" as a trade name, or as a service trademark and refrain from identifying itself as "Fila" or "FILAGOLF" in any manner whatsoever, including, but not limited to, letterhead, business directory, telephone directory, NASDAQ material and communications, leaflets, brochures, commercial registrations, voice mail, phone operator, etc. Failure to comply with this subparagraph will be deemed a material breach of this Agreement.

            4.7.2. After October 1, 1996, Licensee shall remove the name "FILAGOLF" from any existing material, Product, packaging, or in the event removal is not possible, to destroy any such material or item. Notwithstanding the above, Licensee may use the term "FILAGOLF" only as a trademark in a certain limited manner on some Products which use shall be specifically approved in advance by Licensor as provided for in this Agreement. Licensee shall be allowed to sell Products in inventory as of the date of


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                    execution of this Agreement which bear the term "FILAGOLF"
                    and which have already been approved by Licensor.

            4.7.3. Licensee acknowledges and agrees that Products cannot be used in any manner whatsoever as favors, premiums, promotional tie-ins, or gift with purchase to promote any other item manufactured by a third party; including providing them to such entities which will use them as a gift with purchase, give-away or in any other manner to promote other items. Licensee may, however, give-away certain Products solely to promote the Products as follows:
                    (1) providing hats, golf tees, ball markers and golf towels at golf tournaments, (2) providing Products as golf tournament prizes, (3) providing Products to a golf pro at a pro shop which purchases the Products, and (4) providing Products to athletes who have endorsement contracts with Licensor. Licensee shall notify Licensor twenty (20) days prior to any such give-away of Products, including the name of the golf tournament, pro shop or athlete, the proposed Products and the quantity of Products and Licensor shall not unreasonably withhold approval.

     4.8.   DISPOSAL OF SURPLUS, OUTMODED, DEFECTIVE, OR SUB-STANDARD PRODUCTS.

            4.8.1. During the Term, Licensor shall approve the manner by which Licensee proposes to dispose any Products which are surplus, outmoded, or defective, or which Licensor determines fall below the quality standards and specifications established by Licensor ("Sub-Standard Products")


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                    provided that any sell-off arrangements shall be consistent with the reputation, prestige and goodwill of the Trademarks, and shall maintain Licensor's reputation and the Trademark Image.

            4.8.2. Licensee shall destroy all defective or sub-standard Products unless Licensor grants express written approval to otherwise dispose of such Products. Licensor's approval of any sell-off of defective or sub-standard Products shall be conditioned upon removal of all Trademarks from the Products, their packaging and any other Materials used in conjunction therewith.

            4.8.3. As to any surplus or outmoded inventory on hand or in production, or for which approval has been revoked under
                    Section 4.6, or Products which remain following expiration or termination of this Agreement (collectively the "Remaining Inventory"), Licensee shall, provided Licensee is not in breach of any terms of this Agreement, have the right to sell-off on a non-exclusive basis all or any portion of such Remaining Inventory within six (6) months following expiration or termination of this Agreement. Licensee's proposed sell-off arrangements shall be subject to Licensor's prior written approval, shall be consistent with the reputation, prestige and goodwill of the Trademarks, and shall maintain Licensor's reputation and the Trademark Image.


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            4.8.4.  Prior to any sell-off or offering any Remaining Inventory to any wholesaler or retailer, Licensee shall provide Licensor with a complete and detailed report of its Remaining Inventory. Within thirty (30) days of receipt of the Remaining Inventory report, Licensor shall advise Licensee whether it will purchase all or a specified percentage of the Remaining Inventory. Any Remaining Inventory which is not sold to Licensor or others under the above provisions shall be destroyed by Licensee after expiration of the six
                    (6) month sell-off period under the supervision of Licensor. Licensee shall not sell Remaining Inventory at a discount exceeding fifty percent (50%). For the purposes of this Agreement, the sale of any such Products at a discount exceeding fifty percent (50%) of the regular price list or advertise the sale as a "discount," is hereby deemed to be not consistent with the reputation, goodwill and prestige of the Trademark Image.

     4.9. LICENSEE'S DISTRIBUTORS. During the Term, Licensee shall have the right to appoint a distributor of the Products (the "Distributor") in any Country included in the Territory, consistent with the image and reputation of Licensor and the Trademarks, providing that (i) Licensee notifies Licensor in writing about such Distributor; (ii) any such proposed Distributor shall be bound by the terms and conditions of this Agreement and shall enter into a distribution agreement consistent with the terms and provisions hereof, including those relating to the use of the Trademarks and quality control, and
            (iii) Licensor approves the Distributor and the required distribution agreement in writing, which approval shall not be


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            unreasonably withheld.  All Materials used by any proposed
            Distributor must be approved by the Licensor pursuant to Section
            4.6. Licensee shall indemnify Licensor and hold Licensor harmless for any and all acts of any Distributor which violate any terms and conditions of this Agreement. Any and all distribution agreements shall expire and/or terminate upon the expiration or termination of this Agreement and all Distributors shall immediately cease all use of the Trademarks pursuant to Section 9.

5.   INTELLECTUAL PROPERTY OWNERSHIP RIGHTS

     5.1.   OWNERSHIP OF THE TRADEMARKS.

            5.1.1. Licensee, and any agents, employees or any entity affiliated and/or controlled by Licensee, including without limitation any approved Distributor, acknowledge, understand and agree that Licensor has sole and exclusive ownership of all right, title and interest in and to the Trademarks, and all registrations and applications therefor. Licensee, and any agents, employees or any entity affiliated and/or controlled by Licensee, including without limitation any approved Distributor further acknowledge, represent and warrant that they have not acquired, and shall not acquire, whether by operation of law, this Agreement, or otherwise, any right, title, interest, or other ownership in or to the Trademarks. Should any such right, title, interest, or other ownership become vested in Licensee, or any agents, employees or any entity affiliated and/or controlled by Licensee, including without limitation any approved Distributor, by operation of law, this



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                    Agreement, or otherwise, they hereby assign all such right, title, interest, and other ownership to Licensor free of additional consideration. Licensee, its agents, employees and any entity affiliated and/or controlled by Licensee, including without limitation any approved Distributor, shall provide and execute all documents necessary to effectuate and record such assignment to Licensor.

            5.1.2. Licensee recognizes the value of the goodwill associated with the Trademarks and acknowledges that all rights therein belong exclusively to Licensor and further acknowledges that the Trademarks have acquired substantial secondary meaning and distinctiveness in the mind of the public. All use of the Trademarks and all goodwill and benefit arising from such use shall inure to the sole and exclusive benefit of Licensor. All rights in and to the Trademarks other than those specifically granted in this Agreement are reserved by Licensor for its own use and benefit. Licensee shall not, during the Term or thereafter, do anything which would in any way damage, inure, or impair the validity and subsistence of the Trademarks, nor shall Licensee attack, dispute, or challenge, nor aid other to do so. Licensor's right, title and interest in and to the Trademarks, or the validity of this Agreement or any provisions herein specifically relating to Licensor's rights to guard and protect its Trademarks to the fullest extent of the law.
                    All Trademarks, logos, designs, and/or slogans appearing on or in connection with the Products shall be the sole and exclusive property


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                    of Licensor.  Licensee agrees to assign, and hereby assigns, all right, title, interest and other ownership of same to Licensor free of additional consideration. Licensee shall timely provide and execute all documents necessary to effectuate and record such assignments to Licensor and failure to do so shall be deemed a material breach of this Agreement.

     5.2. REGISTRATIONS AND LICENSING FORMALITIES. Licensee shall promptly cooperate with Licensor, as Licensor may request, with respect to the execution, filing and prosecution of any trademark applications (including Trademark renewals) that Licensor may desire to file, and for the purpose Licensee shall supply to Licensor from time to time and without charge such samples, packaging, containers, labels, tags, invoices, evidence of use of the Trademarks in any given Country within the Territory, and similar materials as may be reasonably required hereunder. Licensee shall execute and deliver to Licensor, at any time whether during or after the Term and without further consideration or compensation, such instruments of transfer and other documents as Licensor may request for Licensor's trademark applications or to confirm Licensor's ownership right. At Licensor's request, the License to use the Trademarks granted to Licensee by this Agreement shall be confirmed by a separate trademark agreement for any country within the Territory which permits or requires a separate agreement, including without limitation Registered User agreements, or where a separate trademark agreement is deemed appropriate by Licensor. At Licensor's request, Licensee shall timely execute whatever documents or forms Licensor deems necessary to confirm the license, to


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            record Licensee as a Registered User, and/or to record the license, in any country within the Territory. Expiration or termination of this Agreement shall terminate or act to terminate immediately all Registered User and other license recordal documents executed, filed, and/or recorded pursuant to this Agreement and Licensee shall, at Licensor's request, take all steps and actions as may be necessary to reflect or confirm the expiration, termination, and/or surrender of Licensee's rights under same. The parties expressly agree that all documents filed or recorded with any applicable Trademark Office or other authority relating to the License granted herein may be canceled by Licensor alone and Licensee hereby agrees and consents to any such cancellation. If Licensee fails or refuses to execute or deliver in timely fashion any document requested or required hereunder, Licensee hereby grants Licensor a limited power of attorney to sign the document in Licensee's name and make appropriate disposition of it provided it is consistent with this Agreement.

     5.3. INFRINGEMENTS. Licensee shall inform Licensor forthwith if Licensee observes or has notice of any goods or activities which infringe, or which may reasonably infringe, the Products, the Trademarks or any other intellectual property rights now or hereafter owned by Licensor, Licensee shall provide, at Licensee's expense, complete information, cooperation, and assistance to Licensor concerning such infringements and/or potential infringements, and any consequent further investigation and/or legal action. Upon learning of such infringements and/or potential infringements, Licensor shall have the right, but not the obligation, at its


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            sole discretion and expense, to take such action as Licensor considers a necessary or appropriate to enforce Licensor's rights, including without limitation legal action to suppress or eliminate the infringements and/or to settle any such dispute and/or action. Licensor shall take legal action in such cases in which it believes the infringer's activities are such as to impair the marketing activity for the Products in a given Country within the Territory.

     5.4. EVIDENCE OF USE. Licensee acknowledges the need to supply ample evidence of use of the Trademarks in each Country in the Territory for purposes of trademark registrations, applications, renewals and other related proceedings., and agrees to supply to Licensor on every June 30 and/or December 31 of the Term with copies of representative invoices or invoices for specifically requested accounts relating to the sales of Products for each Country.

     5.5. TRADEMARK UNAVAILABILITY. In case Licensee failed to distribute certain golf products under the original Agreement in certain Countries, the Trademarks in such Country may be subject to abandonment for lack of use in case of such an occurrence, Licensor agrees to file, at its expense, new applications for the Trademarks in the concerned Countries. If, as a consequence of abandonment for non use successfully filed against Trademarks in one or more Country, Licensee will not be entitled to market the Products in such Country, the Country will be excluded from the Territory, with no liability for either party.

6.   MINIMUM GUARANTEED ROYALTIES, ROYALTIES, OTHER CONSIDERATIONS, ACCOUNTING

     6.1. MINIMUM ANNUAL ROYALTIES. The "Minimum Annual Royalty" for each Contract Year is as follows:

            1st Contract Year (Oct. 1-Dec. 31, 1996)        US$  200,000
            2nd Contract Year (1997)                        US$  400,000
            3rd Contract Year (1998)                        US$  500,000
            4th Contract Year (1999)                        US$  600,000
            5th Contract Year (2000)                        US$  700,000
                                                            ------------
                                                            US$2,400,000

            In order to secure payment of the Minimum Annual Royalties and as a precondition for this Agreement, Licensee shall cause Licensor to receive an irrevocable letter of credit, confirmed by a primary Italian bank designated by Licensor, in a form determined by Licensor, for the amount of the Minimum Annual Royalty for each Contract Year which shall be Four Hundred Thousand Dollars (US$400,000) for 1997 and shall be renewed for the Minimum Annual Royalty for each subsequent contract year.

            Licensee shall pay one fourth (1/4) of the Minimum Annual Royalty to Licensor fifteen (15) days prior to the end of each quarter (i.e., March 15, June 15, September 15 and December 15 of each Contract Year). If Licensee fails to timely make any of the quarterly payments, Licensor shall be entitled to draw as of the last day of each quarter (i.e., March 31, June 30, September 30, and December 31) from the letter of credit one fourth (1/4) of the Minimum Annual Royalty indicated opposite each Contract Year in the above schedule. The drawings against the letter of credit should be at Licensor's first written request, all exceptions or reserves waived. Licensor's right to draw against the letter of credit is independent of, and shall in no way effect, Licensor's right to terminate this Agreement if Licensee fails to timely make any of the quarterly payments.

            In case of termination of the Agreement, for any reason whatsoever, Licensor shall be entitled to immediately withdraw the remaining Minimum Annual Royalty. The letter of credit shall be opened on or before October 31, 1996 as a precondition for the validity of this Agreement.

            In case of extension of the term of the Agreement (the "Extended Term"), Licensee shall cause Licensor to receive an irrevocable letter of credit, confirmed by a primary Italian bank designated by Licensor, in a form determined by Licensor, for the amount of the Extended Minimum Annual Royalty for each Contract Year. The Extended Minimum Annual Royalty for each Contract Year for the Extended Term is as follows:

            6th Year (2001)                  US$  800,000
            7th Year (2002)                  US$  900,000
            8th Year (2003)                  US$1,000,000
            9th Year (2004)                  US$1,000,000
            10th Year (2005)                 US$1,000,000
                                             ------------
            Extended Minimum Annual Royalty  US$4,700,000

            The letter of credit shall be opened on or before November 30, 2000, as a precondition to the extension of the Term. In case of termination of this

            Agreement, at any time during the Extended Term, Licensor shall be entitled to immediately withdraw the remaining Extended Minimum Annual Royalty.

     6.2. ADDITIONAL CONSIDERATION. In addition to any other consideration hereunder, Licensee shall pay to Licensor, the amount of US$675,000 within 30 days of signing this Agreement. Payment of the above amount is a precondition for the validity of this Agreement and this Agreement will not become effective until such payment has been fully cleared in Licensor's bank account.

     6.3. ROYALTY. Licensee shall pay to Licensor, on a quarterly basis for each applicable Contract Year, in addition to the consideration referred to in Section 6.2. above, royalty on the Net Sales (as hereinafter referred) of Products, as follows:

            6% on Net Sales of Products up to US$7,500,000
            5.5% on Net Sales of US$7,500,001 to US$15,000,000
            5% on Net Sales in excess of US$15,000,000
            ("the Royalty").

            The Royalty for each applicable Contract Year shall be due, solely for the portion of it which exceeds the Minimum Annual Royalty for such Contract Year.

            Royalty payments shall be made by the Licensee to the Licensor on all Products upon which royalty payments are due by the Licensee.
            In the case of sales of Products to individuals and/or companies which are affiliates or associated with and/or subsidiaries of Licensee, the net sales shall be calculated upon the Licensee's usual net sales price for such Products sold to unrelated third parties in the course of the Licensee's normal distribution, shipment and sales activities. Where the billed price for any Products is less than the usual net sales price for such Products sold to third parties in the course of the Licensee's normal distribution, shipment and sales activities, the royalty payment shall be based upon the Licensee's usual net sales price. Licensee shall not offer discounts greater than twenty-five (25%) percent without prior written approval.

            For purposes hereof, "Net Sales" shall mean gross sales less:

            - quantity discounts which Licensor has pre-approved (including those quantity discounts that are evaluated, for each customer, at the end of every Contract Year);

            - returns actually credited which were initially paid for in cash;

            - uncollectible accounts (not more than one percent (1%) of total yearly billing in any one Contract Year);

            -       loss for pilferage, actually credited to the customers;

            being it understood that the total of such deductions cannot exceed five percent (5%) of the total gross sales in any applicable Contract Year. In case Licensee will deliver the Products on a CIF basis, then the Net Sales shall not include the insurance and freight costs. No deductions shall be made for commissions, taxes, fees, assessments, impositions, penalties, payments or expenses of any kind which may be incurred or paid by the Licensee in connection with the royalty payments due to Licensor hereunder or in connection with the transfer of the funds or royalties or with the conversion of any currency into Italian Lire, or for any cost incurred in the manufacture, offering for sale, sale, advertising, promotion, shipment, distribution of the Products. Licensee must base all Royalty Payments on the exact amount invoiced to its customers and no deductions shall be taken in the event less funds are received by Licensee due to unfavorable exchange rates in effect at the time Licensee receives payment from its customers. If Licensees recovers any amounts, from insurance or otherwise, attributable to damages suffered for any reason in the sale of Products, then the amounts of lost sales or diminished sales revenues upon which such recovered damages were based shall be included in Net Sales for the next applicable Contract Year. If same are received after expiration or termination of this Agreement, the applicable payments to Licensor shall be made within 10 days of receipt of same by Licensee.

     6.4. ACCOUNTING. Licensee shall provide Licensor on a quarterly basis for each Contract Year of the Term commencing with the quarter ending March 31, 1997, a detailed written accounting, in the form of Schedule E, of Products sold during such quarter, divided per Country included in the Territory and per category of Products and the Net Sales thereof, together with the amount of royalties due for such quarter to Licensor. The detailed written accounting for the second and all subsequent accounting periods shall contain not only the required information for the most recently concluded quarter, but also a recap covering the entire year to date. The written accountings shall be accompanied by a payment to Licensor for the amounts due, if any, for such recently concluded quarter.

     6.5. FORM AND MANNER OF PAYMENTS. Unless otherwise provided in this Agreement or otherwise specified in writing by Licensor, all payments by Licensee under this Agreement shall be made within thirty (30) days after March 31, June 30, September 30, December 31, for each applicable Contract Year and payable in US Dollars to Licensor or to a bank or other organization designated by Licensor at the official rate of conversion of currency existing at the moment of the issue of any invoice from Licensee to customers. Payments shall be by wire transfer. Failure to timely provide a written accounting under Section 6.4 and make the applicable Royalty Payment shall be cause for immediate termination of this Agreement.

     6.6. TIME OF ESSENCE. Timely payment is of the essence as to all royalty payments due to Licensor under this Agreement.

     6.7. LATE PAYMENT. All late payments under this Agreement shall bear interest at a rate equal to the then current annual commercial lending rate charged by the leading commercial banks in New York, New York, U.S.A., plus five percent (5%), without prejudice for any other remedy available to Licensor.

     6.8. TAXES. Licensee shall be entitled to withhold from any royalty payment payable pursuant to this Agreement any sum required to be withheld under the applicable tax laws of the Territory, and to pay such sum withheld to the appropriate tax authorities. In such case Licensee shall furnish Licensor with the official tax receipt or other appropriate evidence of taxes paid issued by the tax authorities of the Territory. If such withheld sum exceeds ten percent (10%) of the total Royalty sum due and payable prior to withholding of such tax sum, then with respect to each remaining applicable Contract Year hereunder, the Royalty due to Licensor hereunder shall be increased by ten percent (10%).

     6.9. INSPECTION OF BOOKS AND RECORDS AND RIGHT TO AUDIT. Licensee shall keep complete and accurate records of all operations affecting royalty payments hereunder, and shall permit Licensor or its designee to inspect all such records and to make copies of or extracts from such records during regular business hours throughout the term of this Agreement and for a period of five (5) years after the completion or termination of this Agreement. Such inspection shall be made upon reasonable notice to Licensee and with minimum interference in the business activities of Licensee. As part of Licensor's right to inspect Licensee's books of account and records, Licensor shall have the right to have Licensee's books of accounts and records audited, at Licensor's expense. However, if the audit reveals a payment deficiency in the amount owed to Licensor under this Agreement of two percent (2%) or more for any royalty period, then Licensee shall bear and pay all costs of the audit and shall immediately pay Licensor all such sums due and payable plus interest on the deficient amount at the same rate provided for late payments under Section 6.7.

7.   ADVERTISING AND PROMOTIONAL COMMITMENT

     Licensee and Licensor agree that Licensee shall actively advertise and promote the sale of Hard Products in each Country included in the Territory; to that purpose, Licensee shall invest at least such percentage of the Net Sales in advertising and promotion for Hard Products, and for each Country included in the Territory, as indicated in Schedule F opposite to the name of each Country.

8.   REPRESENTATIONS - INDEMNITY - INSURANCE

     8.1.   LICENSOR.  Licensor represents and warrants that:

            (i) Licensor is able to license all of Licensor's rights to the Trademarks in the Territory for purposes of this Agreement except as provided in Section 5.2 hereof.

            (ii) Licensor's entering into and performing this Agreement will not conflict with or violate any agreements or obligations Licensor may have with any other person or entity.

     8.2.   LICENSEE.  Licensee represents and warrants that:

            (i) The Products, aside from use of the Trademarks pursuant to this Agreement, shall not infringe the patents, industrial design rights, copyrights, trademark rights, or other intellectual property rights of others.

            (ii) Licensee's entering into and performing this Agreement will not conflict with or violate any agreements or obligations Licensee may have with any other person or entity.

            (iii) Licensee acknowledges and represents that it has no claims whatsoever against Licensor or any Affiliate for any activity or matter arising from or related to the Original Agreement, its performance and fulfillment.

     8.3. Licensee acknowledges that Licensor has not promised, and has not engaged itself, to perform any activity whatsoever on behalf of Licensee, or to enter into any cooperation program in connection with the marketing of the Products, such marketing shall rest solely under Licensee's responsibilities, subject to all terms and conditions of this Agreement.

     8.4. INDEMNITY. Licensor shall indemnify and hold Licensee harmless from and against any claim, suit, loss, damage, or expense (including without limitation reasonable attorneys' fees) arising out of or relating to any breach of Licensor's representations and warranties. Licensee shall indemnify and hold harmless from and against any claim, suit, loss, damage, or expense (including without limitation reasonable attorneys' fees) arising out of or relating to any breach of Licensee's representations and warranties, arising out of or relating to the manufacture, marketing, distribution, advertising, promotion, or sale of any of the Products, including without limitation, products liability claims, or any other breach of this Agreement. Either Licensor or Licensee, as the case may be, shall provide the other party notice of any claim or suit for which the other party may be liable in indemnity within ten (10) business days after learning of same. The indemnity party, at its expense, shall have the right to enter and defend against any such claim or suit using counsel of the indemnifying party's choice. The indemnified party shall have the right, at its own expense, to participate in such claim or suit using the indemnified party's own counsel.

     8.5. NO COMPETITION. During the Term, Licensee shall not carry on or be engaged in or concerned with or interested in, directly or indirectly, whether alone or in conjunction with any person, any business, enterprise, or undertaking which his in whole or in part in any way competitive with the business of Licensor, or which involves the use of a trademark belonging to a competitor of the Licensor.

     8.6. INSURANCE POLICY. Licensee shall maintain at its own expense, in full force and effect, at all times during which the Products are sold and for a period of two (2) years, thereafter, but effective from the effective date of this License with a reputable national insurance carrier acceptable to Licensor, and approved by Licensor, a products liability insurance policy with respect to the Products, for the amount of US$2,000,000. This insurance shall be for the benefit of the Licensee but shall include Licensor as an additional named insured. This insurance shall provide for at least ten (10) business days' prior written notice to Licensor and Licensee of the cancellation or any substantial modification of the policy. This insurance may be obtained by Licensee for Licensor in conjunction with a policy which covers products other than the Products.
            Failure to maintain this insurance at all times relevant hereto will constitute a material breach by this Agreement.

            Immediately after October 1, 1996 and at least once per each year of the Term and thereafter once per year for two (2) years, and in addition from time to time upon reasonable request by Licensor, Licensee shall deliver to Licensor a certificate of insurance evidencing the insurance required under this Agreement.

9.   TERMINATION

     9.1. TERMINATION WITH NOTICE. If Licensor fails to perform or otherwise materially breaches any of its obligations under this Agreement, Licensee shall have the right, without prejudice to any other rights Licensee may have, to terminate this Agreement by giving thirty (30) days written notice to Licensor, and this written notice shall automatically become effective unless Licensor effectively remedies the breach within said thirty-day period. If Licensee fails to perform or otherwise breaches any of its obligations under this Agreement, Licensor shall have the right, without prejudice to any other rights Licensor may have, to terminate this Agreement by giving thirty (30) days written notice to Licensee, and this notice shall automatically become effective unless Licensee completely remedies the breach to Licensor's satisfaction within the said thirty-day period.

     9.2. IMMEDIATE TERMINATION. Licensor may terminate immediately and without prior notice or opportunity to cure on the following conditions: 1) Licensee fails to use its best efforts to meet the Product Introduction dates as stated in Section 3.2.; 2) Licensee fails to make timely royalty payments; 3) Licensee fails to maintain, at all relevant times, product liability insurance as stated in Section 8; or 4) Licensee fails to comply with any of the provisions set forth in Section 4.

     9.3. PARTIAL TERMINATION. Licensee acknowledges that it is essential to this Agreement to assure the effective marketing of the Hard Products in every Country in the Territory, so that, if in a certain Country there will be no marketing of the Hard Products, or if such marketing will not occur in commercial quantities, or if in a certain Country the Sales Targets are not met, Licensor shall have the right, but not the obligation, to terminate this Agreement solely and limited to such Country or Countries, without prejudice to any other remedy available to Licensor.

            If one of the above cases occur, Licensor shall have the option to exercise the right referred to in this Section 9.3 OR to exercise the rights referred to in Section 9.1. If Licensor elects to exercise any of the rights referred to in this Section, it should do so within thirty (30) days from the moment in which Licensor is aware of any of the occurrences referred to in this Section.

     9.4. LICENSEE'S INSOLVENCY. If Licensee commences or becomes the subject of any case or proceeding under the bankruptcy, insolvency, or equivalent laws of any Country in the Territory, or if a court appoints a received, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for Licensee or for any substantial part of Licensee's property, or if Licensee makes an assignment for the benefit of creditors, or if Licensee takes corporate action in furtherance of any of the foregoing, Licensee shall give notice of the event immediately to Licensor.

            Whether or not such notice is given, Licensor shall have the right upon the occurrence of any of the foregoing, without prejudice to any other rights Licensor may have, to terminate this Agreement by giving written notice to Licensee, effectively immediately.

     9.5. CHANGE OF BUSINESS. If Licensee sells or otherwise disposes of substantially all of its business or assets to a third party, or control of Licensee is transferred to any third party, either by way of assignment of the majority of Licensee's stock, or by mortgaging, pledging or otherwise encumbering such stocks, or in other way, Licensor shall have the right, without prejudice to any other rights Licensor may have, to terminate this Agreement, effectively immediately, by giving written notice to Licensee.
            It is acknowledged that the personal performance of Miles Doody is of the essence for Licensor to enter into this Agreement. In case any of the above subjects shall cease working for Licensee, or otherwise cease providing their services to Licensee, Licensor shall be entitled in its reasonable evaluation, to terminate this Agreement.

     9.6. EFFECT OF EXPIRATION OR TERMINATION. With the exception of the limited right of sell-of under Section 4.8.3, no rights whatsoever shall extend to Licensee beyond the expiration or termination of this Agreement, and Licensee shall not be entitled to any compensatory payment on the expiration or termination of this Agreement. Upon the expiration or termination of this Agreement for any reason whatsoever, all rights in the Trademarks shall automatically revert to Licensor, and Licensee immediately shall cease, and thereafter refrain from, all use of (a) the Trademarks, including without limitation removing all articles, tags and labels bearing the Trademarks from the Products in inventory and otherwise, and (b) trademarks similar to the Trademarks and materials similar in appearance to those used for the Products, such as package designs, labels, tags, and marketing, advertising or promotional materials. The preceding sentence shall not apply to use on articles, tags, labels, and packaging necessarily incident to sale of Products as Remaining Inventory during the six month sell-off period under Section 4.8.3 of this Agreement. Use in any other manner, however, including without limitation use in advertising and promotional materials and activities, shall be prohibited during the sell-off period.
            Licensee further agrees to surrender all tools, dies, molds and raw materials, sew-in labels, silkscreens, embroidery heads, and the like, bearing the Trademarks, to the possession of Licensor immediately upon termination of this Agreement or to destroy or modify them in the presence of Licensor. The designs, utilized or conceived for Products, cannot be adopted by either party after the expiration or termination of this Agreement.

     9.7. SURVIVORSHIP. The following provisions shall survive expiration or termination of this Agreement: 1.4, 4.7.1, 4.8, 5.1, 5.2, 6.4 through 6.9, 7, 8.1, 8.2, 8.3, 9.6 and 10.1 through 10.11.

10.  GENERAL

     10.1. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and contains a complete statement of all the arrangements between the parties with respect to its subject matter and supersedes all prior agreements, understandings, commitments, negotiations, and discussions, whether oral or written, including the Original Agreement and any amendment thereto which is terminated by mutual consent effective immediately upon execution of this Agreement.

     10.2. HEADINGS. The section headings in this Agreement are included solely for convenience of reference. They are not intended to be complete or accurate description of the section contents, and shall not affect the interpretation or be considered a part of this Agreement.

     10.3. AMENDMENT. This Agreement may not be amended, altered, modified, or otherwise changed in any respect or particular whatsoever except in writing signed by both parties.

     10.4. WAIVER. The failure of a party to insist upon strict adherence to any provision of this Agreement on any occasion shall not be considered a waiver or deprive or limit that party's right thereafter to insist upon strict adherence to that provision in the particular instance or that provision or any other provision of this Agreement in any instance. Any waiver shall be in writing signed by the party against whom the waiver is sought to be enforced.

     10.5. NO ASSIGNMENT. This Agreement is personal to Licensee, and Licensee shall not assign or transfer of its rights or delegate any of its obligations under this Agreement. Any attempted assignment, transfer, or delegation in violation of this provision or by virtue of the operation of law shall be void. However, Licensor shall be entitled to assign or transfer any of its rights or to delegate any of its obligations under this Agreement to any of its affiliates, provided that Licensor shall remain responsible toward Licensee for the performance of this Agreement.

     10.6. BIND AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and parties' respective successors, and permitted assigns and transferees, if any.

     10.7. SEVERABILITY. The provisions of this Agreement are severable. If a court of competent jurisdiction should declare any provision of this Agreement void or otherwise unenforceable, the other provisions shall remain unchanged and in full force and effect.

     10.8. IRREPARABLE INJURY. Licensee acknowledges and admits that its failure to manufacture, sell, advertise, promote, ship and distribute the Products in accordance with this Agreement and particular in compliance with the provisions set forth in Section 4 of this Agreement, or to otherwise fulfill Licensee's obligation under this Agreement or to cease its activities as required upon expiration or termination of this Agreement under Section 9 will result in immediate and irreparable damage to Licensor. Licensee agrees that, in the event of such failure, Licensor shall be entitled to equitable relief by way of temporary, preliminary and permanent injunctions, and such other and further relief as any court with competent jurisdiction may deem just and proper, in addition to and without prejudice to any other relief to which Licensor may be entitled.

     10.9. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal substantive laws of Italy. Licensee hereby consents to the exclusive jurisdiction of the court of Milan for resolution of all claims, differences, disputes which the parties may have regarding interpretation, application or enforcement of this Agreement.

     10.10. DELIVERY OF SAMPLES AND NOTICES. Unless otherwise specified in this Agreement, or unless Licensor instructs Licensee differently, production samples of the Products, and duplicate copies of all items and materials bearing or mentioning the Trademarks, including without limitation artwork, containers packaging, labels, tags, and the like; marketing, advertising, and promotional materials; and transactional documents, shall be delivered to the address set forth in Section 4.4 of this Agreement. Any other notice, accounting statement, or other communications under this Agreement shall be in writing and shall be considered given when received by the parties at the following addresses (or at such other address as a party may specify by notice to the others):

            As to Licensor:        Attention - License Dept.

                                        Fila Sport S.p.A.
                                        Viale Cesare Battisti, 26
                                        Biella, Italy

            With a copy to:
                                        Franco Maula
                                        Legal Dept.
                                        Fila Sport S.p.A.
                                        Viale Cesare Battisti, 26
                                        Biella, Italy

            As to Licensee:             Attention -    Chief Executive Officer
                                        Renaissance Golf Products, Inc.
                                        5812 Machine Drive
                                        Huntington Beach, Ca 92649

            With a courtesy copy to:    Bruce H. Hagland, Esq.
                                        Gibson, Hagland & Johnson
                                        2010 Main Street, Suite 400
                                        Irvine, CA 92614

     10.11. CONFIDENTIALITY. Except as required by Section 5.2 or by order of a court or government agency of competent jurisdiction, this Agreement and its provisions shall be kept confidential by and among the parties, unless otherwise agreed in writing. Licensor and Licensee shall jointly develop and agree upon any press releases or other public statements to the media to be released upon or after execution of this Agreement.

     10.12. COMPLIMENTARY PRODUCTS. During each Contract Year during the Term and any renewal term, Licensee shall provide to Licensor free of charge of ten (10) of each style or model of the Products.

     10.13. LICENSOR'S RIGHT TO PURCHASE. During each Contract Year during the Term and any Extended Term, Licensor shall have the right to purchase up to one hundred (100) of each style or model of the Products at Licensee's manufacturing cost, for Licensor's promotional purposes; and other Products at Licensee's price list for distribution and sale in any point of sale owned by Licensor or its Affiliates.

     10.14. AGREEMENT ONLY UPON FULL EXECUTION AND DELIVERY. This document shall not be binding on either Licensor or Licensee or constitute a note or memorandum of the material terms of an agreement until each party has received delivery of a copy executed on behalf of all parties.

     10.15. AUTHORIZATION AND ABILITY TO EXECUTE. The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto. Each party has relief upon said representation in entering this Agreement.

LICENSOR:                          LICENSEE:


By:______________________________  By:______________________________

Title:____________________________ Title:____________________________

Date:____________________________  Date:____________________________

                                   SCHEDULE A

                                   TRADEMARKS

                                   SCHEDULE B

                                    TERRITORY

Italy                  Poland                 Peru
ex - U.S.S.R.          Nigeria                Lesotho
Germany                Tunisia                Chad
Algerie                Sweden                 Panama
France                 Kenya                  Liberia
Bulgaria               Zimbabwe               Congo
Mauritius              Argentina              Jamaica
Spain                  Neth. Antilles         Lybia
Cyprus                 Bahamas                Gabon
Portugal               Barbados               Haiti
Finland                Un. Arab Emir.         Guinea
Belgium                Bermuda                Ecuador
Ireland                Bolivia                Madagascar
Seychelles             Saudi Arabia           Maldive
Holland                Chile                  Malawi
Iceland                Colombia               Malta
Luxembourg             Somaliland             Cyprus
Great Britain          Costa Rica             St. Kitts/Nevis
Sri Lanka              Cuba                   St. Lucia
Liechenstein           South Africa           Tonga
Greece                 El Salvador            Uganda
Monaco                 Ivory Coast            Virgin Isl.
Norway                 Guatemala              Zanzibar
Switzerland            Mali                   Western Samoa
Uruguay                Honduras               Quatar
Bahrain                Falkland Isl.          Rwanda
Ex-Yugoslavia          Mauritania             Solomon Isl.
*U.S.A.                Nicaragua              Sierra Leone
Dubai                  Guernsey               Vanuatu
Austria                Niger                  Tanganika
Jordan                 Paraguay               St. Vincent and Grenadines
Hungary                Ghana                  Cameroun
Iran                   Senegal                Mexico
Morocco                Dominican Rep.         Namibia
Brunei                 Belize                 Central African Rep.
Iraq                   Togo                   Canada
Egypt                  Trinidad and Tobago    Israel
Fiji                   Burkina Faso
Lebanon                Brazil
Roumania               Cayman Isl.
Syria                  Benin
Tchzeck Rep.           Botswana

*Excluding Guam, Saipan and any other Micronesian or Asian U.S. Possessions or territories.

                                   SCHEDULE C

                                    PRODUCTS

SOFT PRODUCTS

golf hats
golf caps
golf visors
golf towels (a towel specially designed with a ring to enable it to be hung from the golf club bag and to be used when playing golf)



HARD PRODUCTS

golf gloves
golf balls
golf clubs
golf club bags (caddy bags)
golf club head covers
golf umbrellas (with special device for golf playing) golf score boards golf tees

                                   SCHEDULE D

     COUNTRY                       DATE FOR INTRODUCTION OF THE PRODUCTS IN
                                   COMMERCIAL QUANTITIES
     Italy
     ex - U.S.S.R.
     Germany
     Algerie
     France
     Bulgaria
     Mauritius
     Spain
     Cyprus
     Portugal
     Finland
     Belgium
     Ireland
     Seychelles
     Holland
     Iceland
     Luxembourg
     Great Britain
     Sri Lanka
     Liechtenstein
     Greece
     Monaco
     Norway
     Switzerland
     Uruguay
     Bahrain
     Ex-Yugoslavia
     U.S.A.
     Dubai
     Austria
     Jordan
     Hungary
     Iran
     Morocco
     SCHEDULE D CONTINUED
     COUNTRY                       DATE FOR INTRODUCTION OF THE PRODUCTS IN
                                   COMMERCIAL QUANTITIES
     Brunei
     Iraq
     Egypt
     Fiji

     Lebanon
     Roumania
     Syria
     Tchzeck Rep.
     Poland
     Nigeria
     Tunisia
     Sweden
     Kenya
     Zimbabwe
     Argentina
     Neth. Antilles
     Bahamas
     Barbados
     Un. Arab Emir.
     Bermuda
     Bolivia
     Saudi Arabia
     Chile
     Colombia
     Somaliland
     Costa Rica
     Cuba
     South Africa
     El Salvador
     Ivory Coast
     Guatemala
     Mali
     Honduras
     Falkland Isl.
     Mauritania
     SCHEDULE D CONTINUED
     COUNTRY                       DATE FOR INTRODUCTION OF THE PRODUCTS IN
                                   COMMERCIAL QUANTITIES
     Nicaragua
     Guernsey
     Niger
     Paraguay
     Ghana
     Senegal
     Dominican Rep.
     Belize
     Togo
     Trinidad and Tobago
     Burkina Faso

     Brazil
     Cayman Isl.
     Benin
     Botswana
     Cameroun
     Mexico
     Namibia
     Central African Rep.
     Peru
     Lesotho
     Chad
     Panama
     Liberia
     Congo
     Jamaica
     Lybia
     Gabon
     Haiti
     Guinea
     Ecuador
     Madagascar
     Maldive
     Malawi
     SCHEDULE D CONTINUED
     COUNTRY                       DATE FOR INTRODUCTION OF THE PRODUCTS IN
                                   COMMERCIAL QUANTITIES
     Malta
     St. Kitts/Nevis
     St. Lucia
     Tonga
     Uganda
     Virgin Isl.
     Zanzibar
     Western Samoa
     Quatar
     Rwanda
     Solomon Isl.
     Sierra Leone
     Vanuatu
     Tanganika
     St. Vincent and Grenadines

                                   SCHEDULE E

                                  SALES TARGETS

     COUNTRY                      SALES TARGET         YEAR % INCREASE
     Italy
     ex - U.S.S.R.
     Germany
     Algerie
     France
     Bulgaria
     Mauritius
     Spain
     Cyprus
     Portugal
     Finland
     Belgium
     Ireland
     Seychelles
     Holland
     Iceland
     Luxembourg
     Great Britain
     Sri Lanka
     Liechtenstein
     Greece
     Monaco
     Norway
     Switzerland
     Uruguay
     Bahrain
     Ex-Yugoslavia
     U.S.A.
     Dubai
     Austria
     Jordan
     Hungary
     Iran

     SCHEDULE E CONTINUED
     COUNTRY                      SALES TARGET         YEAR % INCREASE
     Morocco
     Brunei
     Iraq
     Egypt

     Fiji
     Lebanon
     Roumania
     Syria
     Tchzeck Rep.
     Poland
     Nigeria
     Tunisia
     Sweden
     Kenya
     Zimbabwe
     Argentina
     Neth. Antilles
     Bahamas
     Barbados
     Un. Arab Emir.
     Bermuda
     Bolivia
     Saudi Arabia
     Chile
     Colombia
     Somaliland
     Costa Rica
     Cuba
     South Africa
     El Salvador
     Ivory Coast
     Guatemala
     Mali
     Honduras
     Falkland Isl.

     SCHEDULE E CONTINUED
     COUNTRY                      SALES TARGET         YEAR % INCREASE
     Mauritania
     Nicaragua
     Guernsey
     Niger
     Paraguay
     Ghana
     Senegal
     Dominican Rep.
     Belize
     Togo
     Trinidad and Tobago

     Burkina Faso
     Brazil
     Cayman Isl.
     Benin
     Botswana
     Cameroun
     Mexico
     Namibia
     Central African Rep.
     Peru
     Lesotho
     Chad
     Panama
     Liberia
     Congo
     Jamaica
     Lybia
     Gabon
     Haiti
     Guinea
     Ecuador
     Madagascar
     Maldive
     Malawi
     Malta

     SCHEDULE E CONTINUED
     COUNTRY                      SALES TARGET         YEAR % INCREASE
     St. Kitts/Nevis
     St. Lucia
     Tonga
     Uganda
     Virgin Isl.
     Zanzibar
     Western Samoa
     Quatar
     Rwanda
     Solomon Isl.
     Sierra Leone
     Vanuatu
     Tanganika
     St. Vincent and Grenadines

In case of extension: for any Contract Year, and for each Country the Sales Target of the preceding Contract Year increased by 5%.

                                   SCHEDULE E

                          LICENSEE ACCOUNTING STATEMENT


Licensee:____________________

Statement Date:__________, 19__

Royalty Period:___________, 19__ to ___________, 19__

Computation of Royalties:

Product Category:

Minimum Royalty for the Royalty Period:

Royalty Rate:_____%

Description of Licensed Products (style & model #):

Net Sales Price for each Licensed Product:

Number of each Style and Model of Licensed Products Sold:

Royalties due for the Royalty Period:

Sales divided by Country and by style/category:

                                   SCHEDULE F


         COUNTRY                   ADVERTISING                      PROMOTION
IN WHICH ADVERTISING AND               5%                              3%
PROMOTION ACTIVITIES FOR
PRODUCTS SHOULD BE DONE
Italy
ex - U.S.S.R.
Germany
Algerie
France
Bulgaria
Mauritius
Spain
Cyprus
Portugal
Finland
Belgium
Ireland
Seychelles
Holland
Iceland
Luxembourg
Great Britain
Sri Lanka
Liechtenstein
Greece
Monaco
Norway
Switzerland
Uruguay
Bahrain
Ex-Yugoslavia
U.S.A.
Dubai
Austria
Jordan
Hungary

SCHEDULE G CONTINUED
         COUNTRY                   ADVERTISING                      PROMOTION
IN WHICH ADVERTISING AND               5%                              3%
PROMOTION ACTIVITIES FOR
PRODUCTS SHOULD BE DONE
Morocco
Brunei

Fiji
Roumania
Tchzeck Rep.
Poland
Nigeria
Tunisia
Sweden
Kenya
Argentina
Neth. Antilles
Bahamas
Barbados
Un. Arab Emir.
Bermuda
Bolivia
Saudi Arabia
Chile
Colombia
Somaliland
Costa Rica
South Africa
El Salvador
Ivory Coast
Guatemala
Mali
Honduras
Falkland Isl.
Mauritania
Nicaragua
Guernsey
Niger
Paraguay

SCHEDULE G CONTINUED
         COUNTRY                   ADVERTISING                      PROMOTION
IN WHICH ADVERTISING AND               5%                              3%
PROMOTION ACTIVITIES FOR
PRODUCTS SHOULD BE DONE
Ghana
Senegal
Dominican Rep.
Trinidad and Tobago
Brazil
Cayman Isl.
Mexico
Namibia

Peru
Panama
Jamaica
Gabon
Haiti
Guinea
Ecuador
Malta
St. Kitts/Nevis
St. Lucia
Tangeri
Tonga
Virgin Isl.
St. Vincent and Grenadines